Exhibit 16

Elaine P. Wynn

3800 Howard Hughes Parkway, Suite 960, Las Vegas, Nevada, 89169

Wynn Resorts, Limited

Attn: Kim Sinatra, Executive Vice President, General Counsel and Secretary

3131 Las Vegas Boulevard South

Las Vegas, NV 89109

Re: Request for Records

Dear Ms. Sinatra:

Elaine P. Wynn (the “Requesting Stockholder”) is the holder of at least 5% of all outstanding shares of Common Stock, par value $0.01 per share, of Wynn Resorts, Limited, a Nevada corporation (the “Company”). Attached hereto as Exhibit A is documentary evidence of the Requesting Stockholder’s holding of greater than 5% of all outstanding shares of the Company as of April 20, 2018, and such documentary evidence is a true and correct copy of what it purports to be. The Requesting Stockholder continues to own the shares reflected on Exhibit A.

Pursuant to the Nevada Revised Statutes (“NRS”) 78.105, the Requesting Stockholder hereby demands, during the Company’s usual business hours, to inspect, and to make copies and extracts from:

(a)	the Company’s articles of incorporation and all amendments thereto, certified by the Secretary of State (collectively, the “Articles”);

(b)	the Company’s bylaws and all amendments thereto, certified by an officer of the Company (collectively, the “Bylaws”); and

(c)	the Company’s stock ledger, and “all other information in the [Company’s] possession for the purpose of contacting and communicating with its stockholders,”[1] including the following information:

1. A complete record or list of the holders of (a) shares of the Company’s common stock (“Stock”) and (b) warrants, rights and options entitling the holders thereof to purchase from the Company shares of Stock (“Rights”), in each case of (a) and (b), certified by the Company or its transfer agent and showing in respect of each such holder (i) the name, last known business, residence or mailing address, and telephone number of each such holder; (ii) the number of shares of Stock and Rights held by each such holder; (iii) the name of such holder on each certificate; (iv) all existing certificate numbers for such holder; (v) the date each certificate was issued to each such holder; (vi) the amount of each such holder’s shares of Stock or Rights represented by each certificate number; and (vii) any indications that any such holder’s certificate is restricted in any way, including any transfer restrictions on such certificate.

1 Cenergy Corp. v. Bryson Oil & Gas PLC, 662 F. Supp. 1144 (D. Nev. 1987); see also Wynnefield Partners Small Cap Value LP I v. Omega Protein Corp., A-16-737863-B (Nev. Dist. Ct. 2016).

2. A complete record or list of the holders of Stock and Rights who are participants in any employee stock ownership, stock purchase, stock option, retirement, restricted stock, incentive, profit sharing, dividend reinvestment or any similar plan of the Company in which voting of shares under the plan is controlled, directly or indirectly, individually or collectively, by such plan’s participants, showing in respect of each such holder (a) the name, last known business, residence or mailing address and telephone number of each such holder; (b) the number of shares of Stock and Rights attributable to each such participant in any such plan; and (c) the name, business address and telephone number of the trustee or administrator of any such plan, and a detailed explanation of the voting treatment not only of shares of Stock for which the trustee or administrator receives instructions from participants, but also shares of Stock for which either they do not receive instructions or shares of Stock which are outstanding in any such plan but are unallocated to any participant.

3. A complete record or list of the holders of Stock and Rights and respondent banks who have elected to receive electronic copies of proxy materials with respect to meetings of stockholders of the Company pursuant to Rule 14a-16(j)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

4. All transfer journals and daily transfer sheets showing changes in the names, addresses and number of shares of holders of Stock or Rights, commencing the first business day after the record date for the 2018 Annual Meeting forward, which are in or come into the possession of the Company or any of its transfer agents or registrars, or which can reasonably be obtained from brokers, dealers, banks, clearing agencies, voting trustees or their respective nominees.

5. All information in or which comes into possession or control of the Company or any of its transfer agents or registrars, or which can reasonably be obtained from brokers, dealers, banks, clearing agencies, voting trustees or their respective nominee, concerning the names, addresses and number of shares of Stock and Rights held by the participating brokers and banks named in the individual nominee names of Cede & Co. or other similar depositories or nominees, including respondent bank lists. These materials should be provided as of March 21 and March 30, 2018, as well as, the dates specified below.

6. All information in or that comes into the Company’s possession, or that can reasonably be obtained from brokers, dealers, banks, clearing agencies, voting trustees or their respective nominee (including Broadridge Financial Services), relating to the names of the beneficial owners of Stock or Rights pursuant to Rule 14b-1(c) or Rule 14b-2(c) under the Exchange Act, including a Non Objecting Beneficial Owners or “NOBO” list.

7. In respect of all information referred to in paragraphs (1) through (6) above, (a) electronic media containing such information in Excel format, (b) the computer processing data necessary for the Requesting Stockholder to make use of such information on electronic media and (c) a hard copy printout of such information for verification purposes (all information referred to in paragraphs (1) through (7) above, collectively, the Stock Ledger Materials” and, together with the Articles and Bylaws, the “Records”).

The Requesting Stockholder demands that the Stock Ledger Materials be made available (i) as of the most recent date available and (ii) as of the record date (the “Record Date”) in respect of the 2018 annual meeting of the stockholders of the Company (the “Annual Meeting”) and from time to time thereafter. In addition, the Requesting Stockholder demands that any updates, changes, modifications, corrections, additions or deletions to any of the Stock Ledger Materials be immediately furnished to the Requesting Stockholder as such updates, modifications, additions or deletions become available to the Company, its agents or other representatives. Moreover, the Requesting Stockholder demands that any and all changes whatsoever to the Bylaws made hereafter through the Annual Meeting, including, without limitation, any amendment to the existing Bylaws, any adoption of any new Bylaws or deletions of any of the existing Bylaws, be immediately furnished to the Requesting Stockholder.

The purpose of this demand is to enable the Requesting Stockholder to communicate with fellow stockholders of the Company regarding the business of the Company, including the solicitation of proxies regarding the Company’s proposals to be considered at the Annual Meeting. The inspection is not desired for a purpose which is in the interest of a business or object other than the business of the Company and the Requesting Stockholder has not at any time sold or offered for sale any list of stockholders of any domestic or foreign corporation or aided or abetted any person in procuring any such record of stockholders for any such purpose. An affidavit of the Requesting Stockholder in accordance with NRS 78.107 is attached hereto as Exhibit B.

The Requesting Stockholder has designated to conduct the inspection of the Records requested herein: (i) Sidley Austin LLP and its partners, associates, employees and any other persons designated by Sidley Austin LLP and (ii) MacKenzie Partners, Inc., and its directors, officers, employees and any other persons designated by MacKenzie Partners, Inc. A copy of the power-of-attorney granted to such designees is attached hereto as Exhibit C. The Requesting Stockholder will pay the reasonable costs of obtaining the Records and agrees to keep the Stock Ledger Materials confidential pursuant to a customary confidentiality agreement attached hereto as Exhibit D.

Pursuant to NRS 78.105(2), the Company is required to respond to this demand within five days from the date hereof by April 25, 2018. Accordingly, please advise the Requesting Stockholder’s counsel Kai Haakon E. Liekefett, Esq. (Sidley Austin LLP, 787 Seventh Avenue, New York, NY 10019, telephone number (212) 839-8744, and email kliekefett@sidley.com), as promptly as practicable within the requisite timeframe, when and where the Records will be made available to the Requesting Stockholder and/or its designees, and provide an estimate of the reasonable costs of providing the Stock Ledger Materials, the Articles and the Bylaws. If the Company contends that this demand is incomplete or is otherwise deficient in any respect, please notify the Requesting Stockholder immediately in writing, with a copy to the aforementioned Mr. Liekefett, setting forth the facts or law that the Company contends support its position and specifying any additional information believed to be required. In the absence of such prompt notice, the Requesting Stockholder will assume that the Company agrees that this demand complies in all respects with the requirements of NRS 78.105. Please be aware that pursuant to NRS 78.105(3), if the Company neglects or refuses to permit an inspection of the Records or refuses to permit copies to be made therefrom, the Company will be is liable to the Requesting Stockholder injured for all damages resulting to the Requesting Stockholder therefrom.

[Remainder of page intentionally left blank.]

Very truly yours,

Elaine P. Wynn
Elaine P. Wynn

STATE OF NEVADA

CLARK COUNTY

I, Elaine P. Wynn, am the holder of at least 5% of all outstanding shares of Common Stock, par value $0.01 per share, of Wynn Resorts, Limited, a Nevada corporation. The facts, statements and representations contained in the foregoing demand are true and correct to the best of my knowledge and belief.

Elaine P. Wynn
Elaine P. Wynn

Sworn to and subscribed before me this 20th day of April 2018.

See attached
Notary Public

My Commission Expires: ________________, 20__.

CALIFORNIA JURAT WITH AFFIANT STATEMENT **GOVERNMENT CODE § 8202**

☒ See Attached Document (Notary to cross out lines 1–6 below)
☐ See Statement Below (Lines 1–6 to be completed only by document signer[s], *not* Notary)

1 ______
2 ______
3 ______
4 ______
5 ______
6 ______

Signature of Document Signer No. 1 *Signature of Document Signer No. 2 (if any)*

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California
County of Los Angeles

Subscribed and sworn to (or affirmed) before me on this 20th day of April, 2018, by
Date *Month* *Year*
(1) Elaine P. Wynn
(and (2) ______),
Name(s) of Signer(s)

proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.

AMY SCACCIANOCE
Notary Public – California
Los Angeles County
Commission # 2216941
My Comm. Expires Nov 2, 2021

Signature [signature]
Signature of Notary Public

Seal
Place Notary Seal Above

OPTIONAL

Though this section is optional, completing this information can deter alteration of the document or fraudulent reattachment of this form to an unintended document.

Description of Attached Document

Title or Type of Document: Request for Records Document Date: 4/20/18

Number of Pages: ______ Signer(s) Other Than Named Above: N/A

©2014 National Notary Association • www.NationalNotary.org • 1-800-US NOTARY (1-800-876-6827) Item #5910

<u>EXHIBIT A</u>

EVIDENCE OF OWNERSHIP

[See attached.]

COMMON STOCK 12902 WYN0002103 COMMON STOCK

WYN 2103

WYNN RESORTS

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 983134 10 7

WYNN RESORTS, LIMITED

THIS CERTIFIES THAT

*** RESTRICTED SECURITIES ***
ELAINE P WYNN
3131 LAS VEGAS BOULEVARD SOUTH
LAS VEGAS NV 89109-1967

4001604940

*****109362***

IS THE RECORD HOLDER OF **ONE HUNDRED NINE THOUSAND THREE HUNDRED SIXTY-TWO**

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF

WYNN RESORTS, LIMITED

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

CERTIFICATE OF STOCK

Dated: JANUARY 10, 2017
12902001766
ANJ1

WYNN RESORTS, LIMITED Corporate SEAL 2002 NEVADA

SECRETARY

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(New York, NY)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

[illegible]

[illegible]

WYNN RESORTS, LIMITED

The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same shall have been fixed, and of the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Any such request should be addressed to the Secretary of the Corporation at its corporate headquarters.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — .... Custodian .... (Cust) (Minor) under Uniform Gifts to Minors Act .... (State)

UNIF TRF MIN ACT — .... Custodian (until age ....) (Cust) .... under Uniform Transfers (Minor) to Minors Act .... (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

X ______________________

X ______________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF REDEMPTION AND OTHER RESTRICTIONS PURSUANT TO THE CORPORATION'S ARTICLES OF INCORPORATION AND BYLAWS, AS AMENDED, A COPY OF EACH OF WHICH IS ON FILE AT THE OFFICE OF THE CORPORATION, AND MADE A PART HEREOF AS FULLY AS THOUGH THE PROVISIONS OF SAID ARTICLES OF INCORPORATION AND BYLAWS WERE IMPRINTED IN FULL ON THIS CERTIFICATE, TO ALL OF WHICH THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, ASSENTS AND AGREES TO BE BOUND AND ARE, OR MAY BECOME, SUBJECT TO RESTRICTIONS IMPOSED BY APPLICABLE GAMING LAWS AND REGULATIONS, INCLUDING, WITHOUT LIMITATION, RESTRICTIONS ON OWNERSHIP, VOTING, DISTRIBUTIONS AND TRANSFER.

By ______________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

COMMON STOCK

WYN 2087

12902

WYN0002087

COMMON STOCK

*****142715****

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

WYNN RESORTS

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 983134 10 7

WYNN RESORTS, LIMITED

THIS CERTIFIES THAT

*** RESTRICTED SECURITIES ***
ELAINE P WYNN
3131 LAS VEGAS BOULEVARD SOUTH
LAS VEGAS NV 89109-1967

*****142715****

40016[illegible]

IS THE RECORD HOLDER OF **ONE HUNDRED FORTY-TWO THOUSAND SEVEN HUNDRED FIFTEEN**

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF

WYNN RESORTS, LIMITED

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

CERTIFICATE OF STOCK

Dated: JANUARY 11, 2016
12902001678
ANJ1

SECRETARY

WYNN RESORTS, LIMITED Corporate SEAL 2002 NEVADA

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(New York, NY)
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY JURISDICTION, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS, SUBJECT TO THE CORPORATION'S RIGHT PRIOR TO ANY SUCH TRANSFER PURSUANT TO AN APPLICABLE EXEMPTION TO RECEIVE AN OPINION OF COUNSEL TO BE FURNISHED TO THE CORPORATION, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND/OR APPLICABLE STATE AND FOREIGN SECURITIES LAWS IS AVAILABLE.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RIGHT OF FIRST REFUSAL PROVISION SET FORTH IN SECTION [illegible] OF AN AMENDED AND RESTATED STOCKHOLDERS AGREEMENT DATED AS OF JANUARY 6, 2010. A COPY OF SUCH STOCKHOLDERS AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

WYNN RESORTS, LIMITED

The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same shall have been fixed, and of the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Any such request should be addressed to the Secretary of the Corporation at its corporate headquarters.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — .... Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors
Act ....
(State)

UNIF TRF MIN ACT — .... Custodian (until age ....)
(Cust)
.... under Uniform Transfers
(Minor)
to Minors Act ....
(State)

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF REDEMPTION AND OTHER RESTRICTIONS PURSUANT TO THE CORPORATION'S ARTICLES OF INCORPORATION AND BYLAWS, AS AMENDED, A COPY OF EACH OF WHICH IS ON FILE AT THE OFFICE OF THE CORPORATION, AND MADE A PART HEREOF AS FULLY AS THOUGH THE PROVISIONS OF SAID ARTICLES OF INCORPORATION AND BYLAWS WERE IMPRINTED IN FULL ON THIS CERTIFICATE, TO ALL OF WHICH THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, ASSENTS AND AGREES TO BE BOUND AND ARE, OR MAY BECOME, SUBJECT TO RESTRICTIONS IMPOSED BY APPLICABLE GAMING LAWS AND REGULATIONS, INCLUDING, WITHOUT LIMITATION, RESTRICTIONS ON OWNERSHIP, VOTING, DISTRIBUTIONS AND TRANSFER.

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

X ____________________

X ____________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By ____________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF REDEMPTION AND OTHER RESTRICTIONS PURSUANT TO THE CORPORATION'S ARTICLES OF INCORPORATION AND BYLAWS, AS AMENDED, A COPY OF EACH OF WHICH IS ON FILE AT THE OFFICE OF THE CORPORATION, AND MADE A PART HEREOF AS FULLY AS THOUGH THE PROVISIONS OF SAID ARTICLES OF INCORPORATION AND BYLAWS WERE IMPRINTED IN FULL ON THIS CERTIFICATE, TO ALL OF WHICH THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, ASSENTS AND AGREES TO BE BOUND AND ARE, OR MAY BECOME, SUBJECT TO RESTRICTIONS IMPOSED BY APPLICABLE GAMING LAWS AND REGULATIONS, INCLUDING, WITHOUT LIMITATION, RESTRICTIONS ON OWNERSHIP, VOTING, DISTRIBUTIONS AND TRANSFER.

COMMON STOCK

WYN 2109

12902

WYN0002109

COMMON STOCK

*****60794****

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

WYNN RESORTS

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 983134 10 7

WYNN RESORTS, LIMITED

THIS CERTIFIES THAT

*** RESTRICTED SECURITIES ***
ELAINE P WYNN
3600 HOWARD HUGHES PARKWAY SUITE 900
LAS VEGAS NV 89169

4001694949

*****60794*****
******60794****
*******60794***
********60794**
*********60794*
**********60794

IS THE RECORD HOLDER OF **SIXTY THOUSAND SEVEN HUNDRED NINETY-FOUR**

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF

WYNN RESORTS, LIMITED

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

CERTIFICATE OF STOCK

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: JANUARY 12, 2018
12902001872
JN12

WYNN RESORTS, LIMITED Corporate SEAL 2002 NEVADA

SECRETARY

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(New York, NY)
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY JURISDICTION, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS, SUBJECT TO THE CORPORATION'S RIGHT PRIOR TO ANY SUCH TRANSFER PURSUANT TO APPLICABLE EXEMPTION TO REQUIRE AN OPINION OF COUNSEL TO BE FURNISHED TO THE CORPORATION, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND/OR APPLICABLE STATE AND FOREIGN SECURITIES LAWS IS AVAILABLE.

WYNN RESORTS, LIMITED

The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same shall have been fixed, and of the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Any such request should be addressed to the Secretary of the Corporation at its corporate headquarters.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — .... Custodian .... (Cust) (Minor) under Uniform Gifts to Minors Act .... (State)

UNIF TRF MIN ACT — .... Custodian (until age ....) (Cust) .... under Uniform Transfers (Minor) to Minors Act .... (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________

X ______________________________

X ______________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RIGHT OF FIRST REFUSAL PROVISION SET FORTH IN SECTION 11 OF AN AMENDED AND RESTATED STOCKHOLDERS AGREEMENT DATED AS OF JANUARY 6, 2010. A COPY OF SUCH STOCKHOLDERS AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

By ______________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF REDEMPTION AND OTHER RESTRICTIONS PURSUANT TO THE CORPORATION'S ARTICLES OF INCORPORATION AND BYLAWS, AS AMENDED, A COPY OF EACH OF WHICH IS ON FILE AT THE OFFICE OF THE CORPORATION, AND MADE A PART HEREOF AS FULLY AS THOUGH THE PROVISIONS OF SAID ARTICLES OF INCORPORATION AND BYLAWS WERE IMPRINTED IN FULL ON THIS CERTIFICATE, TO ALL OF WHICH THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, ASSENTS AND AGREES TO BE BOUND AND ARE, OR MAY BECOME, SUBJECT TO RESTRICTIONS IMPOSED BY APPLICABLE GAMING LAWS AND REGULATIONS, INCLUDING, WITHOUT LIMITATION, RESTRICTIONS ON OWNERSHIP, VOTING, DISTRIBUTIONS AND TRANSFER.

COMMON STOCK

WYN 2108

12902

WYN0002108

COMMON STOCK

9226206

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

WYNN RESORTS

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 983134 10 7

WYNN RESORTS, LIMITED

THIS CERTIFIES THAT

*** RESTRICTED SECURITIES ***
ELAINE P WYNN
3600 HOWARD HUGHES PARKWAY SUITE 960
LAS VEGAS NV 89169

4001649464

9226206**
****9226206****
*****9226206***
******9226206**
*******9226206*
********9226206

IS THE RECORD HOLDER OF **NINE MILLION TWO HUNDRED TWENTY-SIX THOUSAND TWO HUNDRED SIX**

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF

WYNN RESORTS, LIMITED

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

CERTIFICATE OF STOCK

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: JANUARY 12, 2018
12902001872
JNI2

WYNN RESORTS, LIMITED Corporate SEAL 2002 NEVADA

SECRETARY

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(New York, NY) TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY JURISDICTION, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS, SUBJECT TO THE CORPORATION'S RIGHT PRIOR TO ANY SUCH TRANSFER PURSUANT TO APPLICABLE EXEMPTION TO REQUIRE AN OPINION OF COUNSEL TO BE FURNISHED TO THE CORPORATION, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND/OR APPLICABLE STATE AND FOREIGN SECURITIES LAWS IS AVAILABLE

WYNN RESORTS, LIMITED

The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same shall have been fixed, and of the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Any such request should be addressed to the Secretary of the Corporation at its corporate headquarters.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — .... Custodian .... (Cust) (Minor) under Uniform Gifts to Minors Act .... (State)

UNIF TRF MIN ACT — .... Custodian (until age ....) (Cust) .... under Uniform Transfers (Minor) to Minors Act .... (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________

X ______________________________

X ______________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF AN AMENDED AND RESTATED STOCKHOLDERS AGREEMENT DATED AS OF JANUARY 6, 2010, WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING AND TRANSFER OF THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO HAVE AGREED TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH STOCKHOLDERS AGREEMENT. A COPY OF SUCH STOCKHOLDERS AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

By ______________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF REDEMPTION AND OTHER RESTRICTIONS PURSUANT TO THE CORPORATION'S ARTICLES OF INCORPORATION AND BYLAWS, AS AMENDED, A COPY OF EACH OF WHICH IS ON FILE AT THE OFFICE OF THE CORPORATION, AND MADE A PART HEREOF AS FULLY AS THOUGH THE PROVISIONS OF SAID ARTICLES OF INCORPORATION AND BYLAWS WERE IMPRINTED IN FULL ON THIS CERTIFICATE, TO ALL OF WHICH THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, ASSENTS AND AGREES TO BE BOUND AND ARE, OR MAY BECOME, SUBJECT TO RESTRICTIONS IMPOSED BY APPLICABLE GAMING LAWS AND REGULATIONS, INCLUDING, WITHOUT LIMITATION, RESTRICTIONS ON OWNERSHIP, VOTING, DISTRIBUTIONS AND TRANSFER.

AFFIDAVIT

I, Elaine P. Wynn, certify pursuant to the Nevada Revised Statutes 78.107 that my demand to inspect certain records of Wynn Resorts, Limited (the "***Company***") dated April 20 2018 is not desired for a purpose which is in the interest of a business or object other than the business of the Company. I further certify that I have not at any time sold or offered for sale any list of stockholders of any domestic or foreign corporation or aided or abetted any person in procuring any such record of stockholders for any such purpose.

Signed on April 20, 2018

Elaine P. Wynn
Elaine P. Wynn

STATE OF NEVADA

CLARK COUNTY

I, Elaine P. Wynn, am the holder of at least 5% of all outstanding shares of Common Stock, par value $0.01 per share, of Wynn Resorts, Limited, a Nevada corporation. The facts, statements and representations contained in the foregoing affidavit are true and correct to the best of my knowledge and belief.

Elaine P. Wynn
Elaine P. Wynn

Sworn to and subscribed before me this 20th day of April 2018.

See attached
Notary Public

My Commission Expires: ________________, 20__.

CALIFORNIA JURAT WITH AFFIANT STATEMENT **GOVERNMENT CODE § 8202**

☒ See Attached Document (Notary to cross out lines 1–6 below)
☐ See Statement Below (Lines 1–6 to be completed only by document signer[s], *not* Notary)

1 ______
2 ______
3 ______
4 ______
5 ______
6 ______

Signature of Document Signer No. 1 *Signature of Document Signer No. 2 (if any)*

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California
County of Los Angeles

Subscribed and sworn to (or affirmed) before me on this 20th (*Date*) day of April (*Month*), 20 18 (*Year*), by
(1) Elaine P. Wynn
(and (2) ______).
Name(s) of Signer(s)

proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.

Signature [signature]
Signature of Notary Public

AMY SCACCIANOCE
Notary Public – California
Los Angeles County
Commission # 2216941
My Comm. Expires Nov 2, 2021

Seal
Place Notary Seal Above

OPTIONAL

Though this section is optional, completing this information can deter alteration of the document or fraudulent reattachment of this form to an unintended document.

Description of Attached Document
Title or Type of Document: Affidavit **Document Date:** 4/20/18
Number of Pages: ______ **Signer(s) Other Than Named Above:** N/A

©2014 National Notary Association • www.NationalNotary.org • 1-800-US NOTARY (1-800-876-6827) Item #5910

POWER OF ATTORNEY

KNOW ALL MEN that Elaine P. Wynn, on April 20, 2018, does hereby make, constitute and appoint (1) Sidley Austin LLP and its partners, associates, employees and other persons designated by Sidley Austin LLP; and (2) MacKenzie Partners, Inc. and its directors, officers, employees and other persons designated by MacKenzie Partners, Inc., in each case of (a) and (b), as Ms. Wynn's true and lawful attorneys-in-fact and agents for her in her name, place and stead, giving and granting unto said attorneys and agents full power and authority to act on her behalf, as a stockholder of Wynn Resorts, Limited, a Nevada corporation (the "***Company***"), to seek the production, and to engage in the inspection, and to make copies and extracts from, records and documents of every kind and description, including all Stock Ledger Materials (as such term is defined in such letter) that Ms. Wynn demanded pursuant to the Nevada Revised Statutes 78.105 by letter dated April 20, 2018.

Ms. Wynn reserves all rights on her part to do any act that said attorneys and agents hereby are authorized to do or perform. This Power of Attorney may be terminated by Ms. Wynn or said attorneys and agents by written notice to the other.

Signed on April 20, 2018

Elaine P. Wynn

Elaine P. Wynn

STATE OF NEVADA

CLARK COUNTY

I, Elaine P. Wynn, am the holder of at least 5% of all outstanding shares of Common Stock, par value $0.01 per share, of Wynn Resorts, Limited, a Nevada corporation. The facts, statements and representations contained in the foregoing power of attroney are true and correct to the best of my knowledge and belief.

Elaine P. Wynn

Elaine P. Wynn

Sworn to and subscribed before me this 20th day of April 2018.

See attached

Notary Public

My Commission Expires: __________________, 20__.

CALIFORNIA JURAT WITH AFFIANT STATEMENT GOVERNMENT CODE § 8202

☒ See Attached Document (Notary to cross out lines 1–6 below)
☐ See Statement Below (Lines 1–6 to be completed only by document signer[s], *not* Notary)

1 ______
2 ______
3 ______
4 ______
5 ______
6 ______

Signature of Document Signer No. 1 *Signature of Document Signer No. 2 (if any)*

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California
County of Los Angeles

Subscribed and sworn to (or affirmed) before me on this 20th day of April, 2018, by
(1) Elaine P. Wynn
(and (2) ______),
Name(s) of Signer(s)

proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.

AMY SCACCIANOCE
Notary Public - California
Los Angeles County
Commission # 2216941
My Comm. Expires Nov 2, 2021

Seal
Place Notary Seal Above

Signature ______
Signature of Notary Public

OPTIONAL

Though this section is optional, completing this information can deter alteration of the document or fraudulent reattachment of this form to an unintended document.

Description of Attached Document

Title or Type of Document: Power of Attorney Document Date: 4/20/18

Number of Pages: ______ Signer(s) Other Than Named Above: N/A

©2014 National Notary Association • www.NationalNotary.org • 1-800-US NOTARY (1-800-876-6827) Item #5910

EXHIBIT D

CONFIDENTIALITY AGREEMENT

[See attached.]

CONFIDENTIALITY AGREEMENT

CONFIDENTIALITY AGREEMENT (this “Agreement”), dated as of April 20, 2018, by and between Elaine P. Wynn (the “Requesting Stockholder”) and Wynn Resorts, Limited, a Nevada corporation (the “Company”).

WHEREAS, the Requesting Stockholder hereby represents that she is the beneficial owner of 9,539,077 shares of common stock of the Company, $0.01 par value per share;

WHEREAS, by letter to the Company dated April 20, 2018, the Requesting Stockholder has made a demand (the “Demand”) to inspect and make and/or receive copies or abstracts from certain records of the Company (the “Records”) pursuant to Nevada Revised Statutes 78.105; and

WHEREAS, subject to the execution of this Agreement and payment by the Requesting Stockholder for the production of the Records, the Company will make the Records available for inspection by the Requesting Stockholder in response to the Demand and any future demands by the Requesting Stockholder, subject to the provisions contained in this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1. Confidentiality and Purpose. The Company shall make the Records available for inspection by the Requesting Stockholder in response to the Demand and any future demands by the Requesting Stockholder. The Requesting Stockholder shall hold the Records (as defined in the Demand) in strict confidence and shall not, and shall direct her Representatives (as defined below) not to, publish, communicate or otherwise disclose the Records to anyone, either directly or indirectly, other than as permitted by Section 3 of this Agreement. The Requesting Stockholder expressly agrees and represents, consistent with her Demand, that the Records shall be utilized solely for the purpose set forth in the Demand (the “Permitted Purpose”).

The confidentiality obligations set forth in this Agreement shall not apply to any of the Records that (a) were already properly in the Requesting Stockholder’s or her Representatives’ possession as of the date hereof, provided that such Records were not subject to any legal, contractual or fiduciary obligation of confidentiality owed to the Company or any subsidiary thereof, (b) properly came into the Requesting Stockholder’s or her Representatives’ possession after the date hereof, provided that such Information was not subject to any legal, contractual or fiduciary obligation of confidentiality owed to the Company or any subsidiary thereof, or (c) are, on the date hereof, or subsequently become, publicly available, other than as a result of a breach of this Agreement by the Requesting Stockholder or her Representatives.

2. Confidentiality Designation. The Company hereby designates the Records as confidential on the grounds that the Company in good faith believes that the Records constitute or reveals confidential information that requires the protection provided in this Agreement.

3. Permitted Disclosure. The Requesting Stockholder shall be permitted to disclose the Records only on a need-to-know basis for the Permitted Purpose (a) to the employees, officers, attorneys, consultants, agents or other representatives of the Requesting Stockholder or any of her affiliates or associates (collectively, “Representatives”) or (b) as required by law, regulation or legal process, including as required by the Securities and Exchange Commission or any applicable stock exchange; provided, however, that the Requesting Stockholder shall, to the extent legally permissible, (i) provide reasonable notice to the Company of any such requirement, so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with this Agreement; (ii) furnish only such Records as are legally required to be disclosed and (iii) exercise reasonable efforts to obtain assurance that confidential treatment will be accorded to any Records that are required to be disclosed. The Requesting Stockholder shall be responsible for any breach of this Agreement by her Representatives and agrees to advise her Representatives against prohibited or unauthorized disclosure or use of the Records (including litigation).

4. Return or Destruction of Information. The parties agree that, within ten business days following the conclusion of the Company’s 2018 annual meeting of stockholders (including any postponements and/or adjournments thereof), the Requesting Stockholder shall, and shall direct her Representatives to, destroy the Records.

5. Enforcement. The parties agree that money damages would not be a sufficient remedy for any breach of this Agreement by any of the parties hereto and that the other party shall be entitled to equitable relief, including injunctive relief and specific performance, in the event of any breach or threatened breach of this Agreement, without proof of actual damages or any requirement to post a bond, in addition to all other remedies available at law or in equity. If any action, suit or proceeding is initiated by a party to enforce the provisions hereof, the prevailing party in such action, suit or proceeding shall be entitled to reimbursement of all costs and expenses, including attorneys’ fees, incurred by such prevailing party in connection therewith.

6. Governing Law; Venue and Jurisdiction. This Agreement shall be governed by the laws of the State of Nevada without regard to principles of conflict of laws thereof. The parties agree that the Courts of the State of Nevada shall have exclusive jurisdiction for purposes of any action, suit or proceeding arising hereunder, and the parties hereby consent to such venue and submit to such exclusive jurisdiction. Each of the Requesting Stockholder and the Company agrees that it will not bring any action, suit or proceeding relating to this Agreement in any court other than the Courts of the State of Nevada.

7. General Provisions. Captions and section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or to be taken into consideration in, interpreting, this Agreement. This Agreement may be amended, changed, modified, altered or terminated only by written instruments signed by the parties hereto, and no waiver of compliance with any provision or condition of this Agreement shall be effective unless evidenced by a written instrument executed by the party against whom such waiver is to be effective. In the event any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof. This Agreement may be executed in multiple counterparts, each of which will be deemed an original for all purposes and all of which shall constitute a single instrument. Delivery of an executed signature page of this Agreement by email, facsimile or other customary means of electronic transmission (e.g., “pdf’) shall be effective as delivery of a manually executed counterpart hereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed on the date first written above.

WYNN RESORTS, LIMITED

By:
Name:
Title:

ELAINE P. WYNN

Signed: